Exhibit 10.2

AMENDMENT NUMBER FIVE
to the
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
dated as of September 29, 2017,
as amended and restated to and including April 3, 2023,
between
NATIONSTAR MORTGAGE LLC
and
CITIBANK, N.A.

This AMENDMENT NUMBER FIVE (“Amendment Number Five”) is made this 4th day of April, 2025 (the “Amendment Effective Date”), between NATIONSTAR MORTGAGE LLC (“Borrower”) and CITIBANK, N.A. (“Lender”), to the Second Amended and Restated Loan and Security Agreement, dated as of September 29, 2017, as amended and restated to and including April 3, 2023, between Borrower and Lender, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.
RECITALS
WHEREAS, Borrower and Lender have agreed to amend the Agreement as more specifically set forth herein; and
WHEREAS, as of the date hereof, Borrower represent to Lender that Borrower is in full compliance with all of the terms and conditions of the Agreement and each other Loan Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Loan Document.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual promises and covenants herein contained, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments. Effective as of the Amendment Effective Date, the Agreement is hereby amended as follows:
(a)Section 11.10 is amended by deleting such section in its entirety and replacing it with the following:
Section 11.10    Confidentiality.
(a)Each party hereto agrees for the benefit of the other party that it will hold any confidential information received from the other party pursuant to this Agreement or any other Facility Document in strict confidence, as long as such information remains confidential except for disclosure to (i) its Affiliates, (ii) its legal counsel, accountants, and other professional advisors or to a permitted assignee or participant, (iii) regulatory officials if required or requested by such regulatory officials, (iv) any Person as requested pursuant to or as required by law, regulation, or legal process, (v) any Person in connection with any legal proceeding to which it is a party, (vi) rating agencies if requested or required by such agencies in connection with a rating, and (vii) any Applicable Agency or disclosures related to the tax treatment and tax structure of the transactions, which shall not be deemed confidential. The parties agree that this Agreement is confidential information of the Lender and Borrower. Each party also agrees that it will comply with all applicable securities laws, the Gramm-Leach-Bliley Act of 1999 (the “GLB”) and each party agrees to treat non-public information subject to the GLB as required by the GLB for financial institutions and as required by applicable state and local privacy laws. This Section 11.10 shall survive termination of this Agreement.
(b)In addition, the following terms shall apply when the Lender receives Personal Information from the Borrower that is covered by the California Privacy Rights Act and its implementing regulations (“CPRA”). All capitalized terms used in this Section 11.10(b) and not otherwise defined in this Agreement shall have the same meanings as used under the CPRA. The terms used in this Section 11.10(b) shall supersede any inconsistent terms under this Agreement or any other Facility Document. (1) The Borrower is making Personal Information available to the Lender for the following limited and specified purposes: providing warehouse financing; and (2) with respect to the Personal Information the Borrower makes available to the Lender under this Agreement, the Lender agrees to: (a) comply with all applicable sections of the CPRA; (b) grant the Borrower the right to take reasonable and appropriate steps to ensure that the Lender uses the Personal Information provided under this Agreement in a manner consistent with the Borrower’s obligations under the CPRA; (c) grant the Borrower the right, upon notice, to take reasonable and appropriate steps to stop and remediate unauthorized use of Personal Information made available to the Lender; and (d) notify the Borrower after it makes a determination that it can no longer meet its obligations under this Section 11.10(b) or the CPRA.
(c)Schedule 1 to the Agreement is amended by deleting the definition of “Loan Repayment Date” in its entirety and replacing it with the following:
“Loan Repayment Date” shall mean, the earliest to occur of (i) April 2, 2027, (ii) a Change of Control of the Borrower, or (iii) the occurrence of any Acceleration Event, or if such day is not a Business Day, the immediately preceding Business Day, or such earlier date as may be notified by Lender in accordance with Section 8.02(a).
(d)Schedule 1 to the Agreement is hereby amended by adding the following definition of “CPRA” in the appropriate alphabetical order:
“CPRA” has the meaning set forth in Section 11.10(b).
Section 2.Fees and Expenses. Borrower agrees to pay to Lender all reasonable and documented out of pocket costs and expenses incurred by Lender in connection with this Amendment Number Five (including all reasonable and documented fees and expenses of the Lender’s legal counsel) in accordance with Section 13.03 of the Agreement.
Section 3.Representations. Borrower hereby represents to Lender that as of the date hereof, Borrower is in full compliance with all of the terms and conditions of the Agreement and each other Loan Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Loan Document.
Section 4.Binding Effect; Governing Law. This Amendment Number Five shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER FIVE SHALL BE CONSTRUED IN ACCORDANCE WITH,

AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
Section 5.Counterparts. This Amendment Number Five shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Amendment Number Five may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings. The original documents shall be promptly delivered, if requested.
Section 6.Limited Effect. Reference to this Amendment Number Five need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.
IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment Number Five to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

NATIONSTAR MORTGAGE LLC
as Borrower

By: /s/ Lola Akibola
Name: Lola Akibola
Title: SVP, Treasurer

CITIBANK, N.A.,
as Lender

By: /s/ Arunthathi Theivakumaran
Name: Arunthathi Theivakumaran
Title: Vice President